Description of Business, Liquidity, and Capital Resources (Details) - USD ($)	12 Months Ended
	Jun. 30, 2020	Jun. 08, 2020
Description of Business, Liquidity and Capital Resources (Textual)
Description of liquidity and capital resources	Although we have continuing negative cash flow from operations, the cash outflow since the Mergers is partially attributable to approximately $4.1 million in costs incurred in connection with specific transactions, including the Mergers, acquisitions completed or expected to close within the next twelve months and the issuance of debt. We implemented a cost reduction initiative and achieved a reduction in cash used in operations in excess of $1.0 million between the third and fourth quarters of fiscal year 2020.
Net proceeds of secured convertible notes		$ 13,800,000